SUPPLEMENT DATED MARCH 18, 2026
TO

PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information regarding a change to investment options that are available under your Contract.

On or about May 1, 2026, each of the following Funds will be reorganized into a corresponding newly created series of Lincoln Variable Insurance Products Trust (each an “Acquiring Fund”). Lincoln Financial Investments Corporation will serve as investment manager to the Acquiring Funds.

Fund	Acquiring Fund

ClearBridge Large Cap Value Portfolio	LVIP ClearBridge Large Cap Value Fund

ClearBridge Variable Dividend Strategy Portfolio	LVIP ClearBridge Dividend Strategy Fund

THE CONTRACT REFERENCED IN THIS SUPPLEMENT IS NO LONGER FOR SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE